UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2014

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: PMC Commercial Trust

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information in Item 3.03 below is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders

Effective April 28, 2014 (the “Effective Date”), the registrant (formerly “PMC Commercial Trust” and now “CIM Commercial Trust Corporation”) (the “Company”) changed its state of incorporation from the State of Texas to the State of Maryland (the “Reincorporation”), pursuant to the Agreement and Plan of Merger, dated April 28, 2014 (the “Reincorporation Merger Agreement”), by and between the Company’s predecessor entity, PMC Commercial Trust, a Texas real estate investment trust, and its wholly owned subsidiary, PMC Commercial Merger Sub, Inc., a Maryland corporation.  Pursuant to the Reincorporation Merger Agreement, PMC Commercial Trust merged with and into PMC Commercial Merger Sub, Inc.  For purposes of this description, the Company prior to the Reincorporation is referred to as “PMC Commercial (TX)” and after the reincorporation as “PMC Commercial (MD)”.

On the Effective Date, (i) PMC Commercial (MD) succeeded to all of the assets and liabilities of PMC Commercial (TX) and continued to possess all of the rights and powers of PMC Commercial (TX), (ii) PMC Commercial (TX) ceased to exist, (iii) the Company became subject to the Articles of Amendment and Restatement of PMC Commercial Merger Sub, Inc. (the “Maryland Charter”) and the Bylaws of PMC Commercial Merger Sub, Inc. (the “Maryland Bylaws”), (iv) all of the trust managers of PMC Commercial (TX) became directors of PMC Commercial (MD), (v) the officers of PMC Commercial (TX) became officers of PMC Commercial (MD) and (vi) all issued and outstanding shares of PMC Commercial (TX) were converted into an equal number of shares of PMC Commercial (MD).

Certain rights of the Company’s shareholders were changed as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 14, 2014 (the “Proxy Statement”), under the sections entitled “PROPOSAL 3 — PROPOSAL TO APPROVE REINCORPORATION IN MARYLAND” and “PROPOSAL 4 — A PROPOSAL TO APPROVE PMC COMMERCIAL (MD)’S CHARTER AS A PART OF THE REINCORPORATION”, which descriptions are incorporated in their entirety herein by reference.

The foregoing descriptions of the Reincorporation, the Reincorporation Merger Agreement, the Maryland Charter and the Maryland Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Reincorporation Merger Agreement, a form of which is filed as Appendix C to the Proxy Statement and incorporated herein by reference and to the full text of the Maryland Charter and the Maryland Bylaws, copies of which are filed respectively as Exhibit 3.1 and Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s 2014 annual meeting of shareholders (the “Annual Meeting”), which was held on April 28, 2014, the Company’s shareholders approved the First Amendment to the PMC Commercial Trust 2005 Equity Incentive Plan (the “Plan Amendment”) to increase the aggregate number of shares thereunder by 1,000,000 shares to 1,500,000 shares and increase the annual limitation on restricted share grants to all independent trust managers in the aggregate to 500,000 restricted shares and to each executive officer to no more than 20,000 restricted shares during any fiscal year.  On March 11, 2014, the Company granted share awards of 10,000 restricted shares to each of the independent trust managers, which awards were contingent on the receipt of shareholder approval of the Plan Amendment.

The Plan Amendment is described in the Proxy Statement, under the section entitled “PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO INCREASE THE AUTHORIZED SHARES OF BENEFICIAL INTEREST OF THE COMPANY”, which description is incorporated in its entirety herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 3.03 above is incorporated herein by reference.

Increase in Share Authorization and Conversion of Preferred Shares

At the Annual Meeting, the Company’s shareholders approved (i) an amendment to the Company’s Declaration of Trust to increase the authorized shares of beneficial interest of the Company, par value $0.01 per share (“Common Shares”) to 1,000,000,000 (the “Share Authorization Proposal”) and (ii) a proposal to approve the Reincorporation (the “Reincorporation Proposal”).  On April 28, 2014, the Company filed Amendment No. 3 to the Declaration of Trust of PMC Commercial (TX) (the “Share Authorization Amendment”) to increase the authorized Common Shares to 1,000,000,000.  As described in the Proxy Statement under the section entitled “PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO INCREASE THE AUTHORIZED SHARES OF BENEFICIAL INTEREST OF THE COMPANY”, which description is incorporated in its entirety herein by reference, because both the Share Authorization Proposal and the Reincorporation Proposal were approved, the number of authorized shares of the Company set forth in the Maryland Charter filed in connection with the Reincorporation was 1,000,000,000.  On the Effective Date, in addition to the Maryland Charter, the Company also became subject to the Maryland Bylaws.

As further described in the Proxy Statement, each preferred share, par value $0.01, of the Company (the “Class A Preferred Shares”) was convertible into seven Common Shares.  Pursuant to the Statement of Designation of the Class A Preferred Shares of Beneficial Interest of PMC Commercial, each Class A Preferred Share was to automatically convert to seven Common Shares on the first business day on which there were sufficient authorized but unissued shares to convert all of the Class A Preferred Shares.  On April 28, 2014, upon the effectiveness of the Share Authorization Amendment, each of the 65,028,571 Class A Preferred Shares issued and outstanding automatically converted to seven Common Shares.  In connection with the conversion of the Class A Preferred Shares, the Company declared a cash dividend on the Class A Preferred Shares, in aggregate amount of $1,964,219, payable on June 27, 2014.

Reincorporation

As described in Item 3.03 above, on the Effective Date, the Company became subject to the Maryland Charter and all of the issued and outstanding Common Shares were converted into an equal number of shares of common stock of PMC Commercial Merger Sub, Inc., par value $0.001 per share (“Common Stock”).

Corporate Name Change

On April 28, 2014, immediately following the Reincorporation, the Company filed Articles of Amendment (the “Name Change Amendment”) to change the name of the Company from “PMC Commercial Merger Sub, Inc.” to “CIM Commercial Trust Corporation”, effective April 28, 2014.  In conjunction with the name change, the Company changed its NASDAQ ticker symbol to CMCT, effective at the opening of trading on April 29, 2014.  A press release announcing the name change, new ticker symbol and reverse stock split (described below) is filed as Exhibit 99.1 hereto.

Reverse Stock Split

On April 28, 2014, immediately following the Name Change Amendment, the Company filed Articles of Amendment (the “Reverse Split Amendment”) to effectuate a one-for-five reverse stock split of the shares of Common Stock, effective April 29, 2014.  Pursuant to the reverse stock split, each five (5) shares of Common Stock issued and outstanding immediately prior to the effective time of the reverse stock split was converted into one (1) share of Common Stock.  Fractional shares were not issued as a result of the reverse stock split; instead, holders of pre-split shares of Common Stock who otherwise would have been entitled to receive a fractional share will receive an amount in cash equal to the product of the fraction of a share multiplied by the closing price of the Common Stock (as adjusted for the one-for-five reverse stock split) on April 28, 2014.  The Company has retained American Stock Transfer and Trust Company, LLC, to act as exchange agent for the reverse stock split.  Shareholders of record as of the effective time of the reverse stock split will receive a letter of transmittal providing instructions for the exchange of their shares.  In connection with and immediately following the filing of the Reverse Split Amendment, the Company filed Articles of Amendment (the “Par Value Amendment”) to decrease the par value of the Common Stock issued and outstanding from $0.005 per share to $0.001 per share, effective April 29, 2014, subsequent to the effective time of the Reverse Split Amendment.

The foregoing descriptions of the Maryland Charter, the Maryland Bylaws, the Name Change Amendment, the Reverse Split Amendment and the Par Value Amendment do not purport to be complete and are qualified in their entirety to the full text of the Maryland Charter, the Maryland Bylaws, the Share Authorization Amendment, the Name Change Amendment, the Reverse Split Amendment and the Par Value Amendment, copies of which are filed respectively as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3, Exhibit 3.4, Exhibit 3.5 and Exhibit 3.6 hereto and are incorporated herein by reference.

Item 5.07   Submission of Matters of a Vote of Security Holders

The Annual Meeting was held on April 28, 2014.  A total of 485,477,832 shares were voted in person or by proxy, representing 99.52% of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement.

1. Election of Trust Managers.

			Broker
	For	Withheld	Non-Votes
Douglas Bech	478,688,700	197,812	6,591,320
Robert Cresci	478,688,455	198,057	6,591,320
Kelly Eppich	478,176,997	709,515	6,591,320
Frank Golay	478,690,755	195,757	6,591,320
Shaul Kuba	478,178,879	707,633	6,591,320
Richard Ressler	478,178,510	708,002	6,591,320
Avraham Shemesh	478,176,772	709,740	6,591,320

The trust managers will continue to serve as directors until such time as their successors are duly elected and qualified.

2. Approval of the amendment to the Company’s Declaration of Trust to increase the authorized shares to 1,000,000,000.

For	483,647,871
Against	1,669,532
Abstentions	160,051
Broker Non-Votes	378

The foregoing proposal was approved.

3. Approval of the proposed Reincorporation in Maryland.

For	478,608,961
Against	223,084
Abstentions	42,124
Broker Non-Votes	6,603,663

The foregoing proposal was approved.

4. Approval of certain amendments to the Company’s charter.

4A-1. Approval of changes related to the Company’s purpose.

For	478,134,859
Against	694,910
Abstentions	56,747
Broker Non-Votes	6,591,316

The foregoing sub-proposal was approved.

4A-2. Approval of the removal of a provision requiring major capital improvements.

For	478,593,539
Against	230,883
Abstentions	61,949
Broker Non-Votes	6,591,461

The foregoing sub-proposal was approved.

4A-3. Approval of the removal of a provision relating to the Company’s REIT status.

For	478,588,589
Against	236,589
Abstentions	61,339
Broker Non-Votes	6,591,315

The foregoing sub-proposal was approved.

4A-4. Approval of the removal of a provision restricting the board’s ability to change the Company’s investment policies.

For	478,585,789
Against	240,435
Abstentions	60,634
Broker Non-Votes	6,590,974

The foregoing sub-proposal was approved.

4B. Approval of the removal of certain board requirements.

For	478,577,790
Against	252,554
Abstentions	56,171
Broker Non-Votes	6,591,317

The foregoing sub-proposal was approved.

4C. Approval of the addition of a provision setting the initial number of directors at seven (7).

For	478,273,912
Against	557,833
Abstentions	54,772
Broker Non-Votes	6,591,315

The foregoing sub-proposal was approved.

4D-1. Approval of the removal of a provision relating to the term of directors.

For	478,575,887
Against	251,210
Abstentions	59,418
Broker Non-Votes	6,591,317

The foregoing sub-proposal was approved.

4D-2. Approval of the removal of a provision relating to the classes of directors.

For	478,587,882
Against	239,108
Abstentions	59,526
Broker Non-Votes	6,591,316

The foregoing sub-proposal was approved.

4E. Approval of the removal of a provision providing for resignation by a director.

For	478,598,939
Against	230,487
Abstentions	57,092
Broker Non-Votes	6,591,314

The foregoing sub-proposal was approved.

4F. Approval of the addition of vacancy provisions for directors.

For	478,609,558
Against	221,013
Abstentions	55,946
Broker Non-Votes	6,591,315

The foregoing sub-proposal was approved.

4G-1. Approval of an additional indemnification provision.

For	478,005,609
Against	824,478
Abstentions	56,428
Broker Non-Votes	6,591,317

The foregoing sub-proposal was approved.

4G-2. Approval of an exoneration provision.

For	478,580,252
Against	247,160
Abstentions	59,102
Broker Non-Votes	6,591,318

The foregoing sub-proposal was approved.

4H. Approval of the deletion of a provision relating to the term of the Company.

For	478,011,130
Against	819,719
Abstentions	55,667
Broker Non-Votes	6,591,316

The foregoing sub-proposal was approved.

4I. Approval of the removal of a provision relating to the Company’s ability to repurchase its shares.

For	478,606,082
Against	225,942
Abstentions	54,493
Broker Non-Votes	6,591,315

The foregoing sub-proposal was approved.

4J. Approval of the addition of the ability of the board of directors to increase or decrease the number of authorized shares and the number of shares of any class or series of the Company.

For	477,781,136
Against	1,054,916
Abstentions	50,462
Broker Non-Votes	6,591,318

The foregoing sub-proposal was approved.

4K. Approval of the addition of a provision permitting shareholders to vote by less than unanimous written consent.

For	478,024,201
Against	809,108
Abstentions	53,208
Broker Non-Votes	6,591,315

The foregoing sub-proposal was approved.

4L. Approval of the deletion of provisions relating to liability of shareholders.

For	478,591,377
Against	233,362
Abstentions	61,778
Broker Non-Votes	6,591,315

The foregoing sub-proposal was approved.

4M. Approval of changes to charter amendment provisions.

For	478,013,838
Against	812,222
Abstentions	60,457
Broker Non-Votes	6,591,315

The foregoing sub-proposal was approved.

5. Approval of an amendment to the Company’s 2005 Equity Incentive Plan to increase the aggregate number of shares thereunder and increase the annual limitation on restricted share grants to independent trust managers and executive officers.

For	478,224,584
Against	613,560
Abstentions	48,371
Broker Non-Votes	6,591,317

The foregoing proposal was approved.

6. Approval of executive compensation by a non-binding advisory vote.

For	478,360,465
Against	476,391
Abstentions	49,659
Broker Non-Votes	6,591,317

The foregoing proposal was approved.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated April 28, 2014, between PMC Commercial Trust and PMC Commercial Merger Sub, Inc.(1)

Exhibit 3.1	Articles of Amendment and Restatement of PMC Commercial Merger Sub, Inc.*
Exhibit 3.2	Bylaws of PMC Commercial Merger Sub, Inc.*
Exhibit 3.3	Amendment No. 3 to the Declaration of Trust of PMC Commercial Trust*
Exhibit 3.4	Articles of Amendment (Name Change)*
Exhibit 3.5	Articles of Amendment (Reverse Stock Split)*
Exhibit 3.6	Articles of Amendment (Par Value Decrease)*
Exhibit 99.1	Press release*

(1)  Previously filed as part of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 14, 2014.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2014

CIM COMMERCIAL TRUST CORPORATION

By:	/s/ David Thompson
David Thompson, Chief Financial Officer